Exhibit 10.47
EXECUTION
FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT
(QUEST ENERGY PARTNERS, L.P.)
     THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement Amendment”) is executed as of July 16, 2009 but effective as of May 29, 2009, by QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Debtor”), whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73120, for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Secured Parties, as such term is defined in the Credit Agreement (hereafter defined)), as “Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 11, 2007 (as amended, supplemented and restated, the “Credit Agreement”), among QUEST RESOURCE CORPORATION, a Nevada corporation (“Quest Resource”), QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), Debtor, as guarantor, the various financial institutions that are, or may from time to time become, parties thereto (individually a “Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and KEYBANK NATIONAL ASSOCIATION, as documentation agent, the Lenders have agreed to make Loans for the account of the Borrower;
     WHEREAS, to secure loans made by the Lenders to the Borrower pursuant to the Credit Agreement, Debtor entered into that certain Guaranty dated as of November 15, 2007 (the “Guaranty”) pursuant to which the Debtor guaranteed the Obligations owing under the Credit Agreement; and
     WHEREAS, to secure its obligations under the Guaranty and to secure the loans made by the Lenders to the Borrower pursuant to the Credit agreement, Debtor entered into that certain Pledge and Security Agreement dated as of November 15, 2007 in favor of the Administrative Agent and Collateral Agent for the benefit of the Lenders (the “Security Agreement”) pursuant to which the Debtor granted a security interest in all assets of Debtor, including without limitation, all Partnership/Limited Liability Company Interests owned by Debtor; and
     WHEREAS, the Debtor and Administrative Agent are entering into this Security Agreement Amendment to amend Annex B-1 to the Security Agreement to include Debtor’s interest in STP Newco, Inc., an Oklahoma corporation; and
     WHEREAS, Debtor has duly authorized the execution, delivery and performance of this Security Agreement Amendment;

     WHEREAS, this Security Agreement Amendment is integral to the transactions contemplated by the Loan Documents, and the execution and delivery of this Security Agreement Amendment is a condition precedent to the Lenders’ obligations to extend credit under the Loan Documents.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
     1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligations are paid and performed in full (except as provided in Sections 10.01(d) and 10.01(e) of the Credit Agreement).
     2. Annex B-1 attached to the Security Agreement is hereby replaced and Annex B-1 attached hereto is substituted therefor.
     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of page Intentionally Blank
Signature Page to Follow.

     IN WITNESS WHEREOF, Debtor has caused this Security Agreement Amendment to be duly executed and delivered by an officer duly authorized as of the date first above written.

DEBTOR:

QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership
By:	QUEST ENERGY GP, LLC, a
Delaware limited liability company,
its General Partner

By:	/s/ David Lawler
David Lawler
President and Chief Executive Officer

Signature Page

SECURED PARTY:

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

Signature Page

ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A. Collateral Notes and Collateral Note Security: None
B. Pledged Shares:
•	1,000 shares of the common stock of STP Newco, Inc., an Oklahoma corporation, representing 100% of the issued and outstanding shares of capital stock.
C. Partnership/Limited Liability Company Interests:
•	10,000 Units, which represents 100% of the issued and outstanding Units, in Quest Cherokee, LLC, a Delaware limited liability company.
D. Agreements:
•	Second Amended and Restated Limited Liability Company Agreement of Quest Cherokee, LLC dated November 14, 2005.
E. Commercial Tort Claims: None
F. Deposit Accounts (including name of bank, address and account number):
•	Account #805485834 at the Bank of Oklahoma.

•	Account #805485845 at the Bank of Oklahoma.

Annex B-1 - Page 1